0© 2021 | Scaling a FinTech Leader Fourth Quarter Fiscal Year 2021 Investor Presentation EXHIBIT 99.1

1© 2021 | Forward-looking statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal 2021 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These risks include: • the potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto; • the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • a material security breach or cybersecurity attack affecting the information of Broadridge's clients; • changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • declines in participation and activity in the securities markets; • the failure of Broadridge's key service providers to provide the anticipated levels of service; • a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • overall market and economic conditions and their impact on the securities markets; • Broadridge’s failure to keep pace with changes in technology and the demands of its clients; • Broadridge’s ability to attract and retain key personnel; • the impact of new acquisitions and divestitures; and • competitive conditions.

2© 2021 | Forward-looking statements Factors related to the acquisition of Itiviti Holding AB (“the Itiviti Acquisition”) discussed in this presentation that could cause actual results to differ materially from those contemplated by the forward-looking statements include: • potential litigation relating to the Itiviti Acquisition that could be instituted; • the effects of disruption to Broadridge’s or the Itiviti Holding AB and its subsidiaries’ respective businesses; • the impact of transaction costs; • Broadridge’s ability to achieve the benefits from the Itiviti Acquisition; • Broadridge’s ability to effectively integrate the acquired operations into its own operations; • the ability of Broadridge to retain and hire key Itiviti Holding AB and its subsidiaries’ personnel; • the effects of any unknown liabilities; and • the diversion of management time on transaction-related issues Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3© 2021 | Use of Non-GAAP financial measures and KPIs Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”) and Free cash flow. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring fee revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the Company’s Form 10-Q for the quarter ended March 31, 2021 for a discussion of Revenues, Recurring fee revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4© 2021 | A clear plan for sustained growth and top quartile TSR A global Fintech leader addressing a large and growing market Three franchise businesses executing on clear growth strategies Balanced capital allocation driving sustainable and consistent revenue and earnings growth 2014 Invest for Growth 2017 Ready for Next 2020 A Global Fintech Leader

5© 2021 | Broadridge is a global Fintech leader Managing governance process for more than 80% of U.S. shares Powering $10T per day in fixed income and equity trades Distributing more than 6B critical communications each year 80% SHARES $10 TRILLION 6 BILLION Broadridge powers the critical infrastructure behind investing, governance, and communications

6© 2021 | We have a strong track record of delivering growth and value $1,642 $1,742 $1,897 $2,452 $2,612 $2,760 $3,036 $2.25 $2.47 $2.73 $3.13 $4.19 $4.66 $5.03 0 1 2 3 4 5 6 0 500 1000 1500 2000 2500 3000 3500 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 Recurring revenue Adjusted EPS $M except for per share measures FY2014 - FY2020 CAGR 11% Recurring revenue 14% Adjusted EPS (Non-GAAP) 23% Total Shareholder Return1 1. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date 2. Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 44-50 $2.12 $2.32 $2.53 $2.70 $3.56 $4.06 $3.95 EPS (GAAP)

7© 2021 | Technology and operations spend by global banks is over $190 Billion Broadridge has a $46 billion and growing market opportunity $46B CURRENT OPPORTUNITY $19B GOVERNANCE $15B CAPITAL MARKETS $12B WEALTH

8© 2021 | • Building new products like LTX • Enhancing key growth products (e.g. VSM offering), and to meet new regulations (e.g. SRD II solution) • Adding digital capabilities PRODUCT PLATFORM PEOPLE We are committed to ongoing investment that supports future growth • Platform development including for Wealth and Global Post-Trade Management (“GPTM”) • Technology and cloud transformation/infrastructure • Product management capabilities • Enhanced sales distribution • Adding talent in targeted growth areas

9© 2021 | $1.9B RECURRING REVENUE $1.2B RECURRING REVENUE Our recurring revenue is broad based and growing across business segments and product categories INVESTOR COMMUNICATION SOLUTIONS GLOBAL TECHNOLOGY & OPERATIONS $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Wealth & Investment Management Capital Markets Data-Driven Fund Solutions $157 M $650M $524M $792M $573M $339M All financial metrics are FY20 unless otherwise noted.

10© 2021 | Significantly strengthens Capital Markets Franchise, with a highly complementary product suite extending our reach into the front office and enhancing its multi-asset capabilities Drives additional global scale and reach outside of North America, enhancing Broadridge’s ability to serve its global client base, and increasing our relationships with 24 of the top 25 global banks Positioned to drive attractive returns to shareholders and be accretive to recurring revenue growth, margins and Adjusted EPS growth; positions Broadridge to be at higher end of three-year objectives Maintains investment grade credit rating while staying committed to internal investment, funding a growing dividend and pursuing additional tuck-in acquisitions Broadridge acquired Itiviti for $2.5 billion, enhancing its position as a global Fintech leader Overview of Itiviti

11© 2021 | Segment Strategy: Investor Communication Solutions (“ICS”)

12© 2021 | ICS Strategy: We will extend our strong and growing Governance franchise Grow End-to-End Issuer Solutions Build Data-Driven Fund Solutions Drive Next-Gen Regulatory Transform Omni-Channel Communications Leading position at the heart of a powerful governance network Recurring revenues of $1.9B and 3-year CAGR of 6% Strong and consistent underlying growth trends Complementary businesses built on deep relationships Track record of digital transformation

13© 2021 | 170M+ Retail shareholder accounts 120,000+ Institutional shareholders 30,000+ Mutual funds and ETFs ISSUERS OF SECURITIES SHAREHOLDERS 200,000+ Financial advisors 9,000+ Corporate issuers REGULATORY BODIES & TRADE ASSOCIATIONS 1,000+ Banks and broker-dealers Our network links investors, asset managers, and issuers across North America INTERMEDIARIES Note: Values are representative of North America

14© 2021 | Regulatory 8% Data-Driven Fund Solutions 12% Issuer Customer Communications 14% -2% ICS Segment product breakdown 6% TOTAL ICS 3YR CAGR $0.2B $1.5B $1.9B Regulatory Customer Communications Issuer Data-Driven Fund Solutions $157 M $792M $573M $339M ICS PRODUCT CATEGORIES FY17-FY20 THREE YEAR CAGR $1.9B RECURRING REVENUE All financial metrics are FY20 unless otherwise noted.

15© 2021 | Recurring revenue benefits from the tailwind in position growth… TOTAL U.S. EQUITY AND U.S. MUTUAL FUND & ETF POSITIONS FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 U.S. Equity Positions U.S. Mutual Fund & ETF Positions 8% 10YR CAGR 6% 10YR CAGR

16© 2021 | Segment Strategy: Global Technology & Operations (“GTO”)

17© 2021 | GTO Strategy: Grow Capital Markets franchise and continue building next-gen Wealth & Investment Management franchise 1. In equity and fixed income trades processed on average per day Capital Markets Wealth & Investment Management • Leading provider of back office capabilities • Strong set of differentiated component solutions for front- and middle-office • Launching the industry’s only unified front- back technology platform • Growing Integrated Investment Management Suite • Leading global provider of post-trade processing for cash securities • Continued growth driven by evolution of global banks • Launching AI-powered fixed income trading platform

18© 2021 | Capital Markets Wealth & Investment Management 8% 14% GTO Segment product breakdown 11% TOTAL GTO 3YR CAGR Wealth & Investment Management Capital Markets $650M $524M $1.2B RECURRING REVENUE GTO PRODUCT CATEGORIES FY17-FY20 THREE YEAR CAGR All financial metrics are FY20 unless otherwise noted.

19© 2021 | Simplification Clients are looking to simplify their technology stack and operating models and reduce solution fragmentation Mutualization Market pressures are accelerating front office mutualization Front-to-back digitization Firms are looking to drive deeper integration and automation across the trade cycle, particularly in equities and ETDs, which is driving the next wave of technology investments Itiviti positions Broadridge as a global leader across the trade life cycle A component-based front-to- back offering aligns our offering with critical client needs for: A modular, multi-asset offering that facilitates access to market liquidity, enables more effective market making, efficient post-trade processing, and a common front-to-back data architecture Front Office OEMS Connectivity Network Post Trade Middle and Back Office

20© 2021 | Broadridge Business Model

21© 2021 | The Broadridge financial model is focused on driving steady revenue growth and consistent earnings per share growth, generated by: Continued margin expansion from our scale and operational efficiencies Balanced capital allocation leveraging our strong free cash flow businesses Investments in our long-term growth strategy Sustainable recurring revenue growth

22© 2021 | $50B+ ADDRESSABLE MARKET $50B $1B $2B $3B $4B Total Addressable Market Amounts may not sum due to rounding We have a long runway for growth and a high-quality revenue mix… 42% FY17 FY20 REVENUE MIX 65% RECURRING REVENUE $4.5B TOTAL REVENUE $4.1B -3% 7% 58% 65% $3.0B 35% $3B FY20 ■ Recurring Revenue ■ Event-Driven and Distribution Revenue Note: Percentages based on gross revenues before impact of FX 3YR CAGR

23© 2021 | 80 bps annual FY17-20 average Adjusted Operating Income margin expansion Efficiency Contributions from business reengineering and internal growth Digital Margin expansion due to mix shift toward digital M&A Primarily weighted to early-stage businesses Investment Strategic investment aligned with client demand Scale Natural OpEx leverage from a SaaS business ADJUSTED OPERATING INCOME MARGIN (NON-GAAP) …and we have a long history of expanding margins 15.1% 15.9% 17.1% 17.5% FY17 FY18 FY19 FY20 12.9% 13.8% 15.0% 13.8% OPERATING INCOME MARGIN (GAAP) Note: Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 44-50

24© 2021 | 119% 109% 106% 118% 98% 85% FY15 FY16 FY17 FY18 FY19 FY20 1. Calculated as Free cash flow / Adjusted Net earnings (Non-GAAP). Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 44-50 2. FY20 drops below 100% Cash Flow Yield due to significant increases in net Client platform spend, defined as net cash spent on new client conversions, including development of platform capabilities. Net client Platform Spend in FY20 was $157M and grew over 100% in FY20 3. Net cash spent on new client conversions, including development of platform capabilities 4. Includes Software Purchases and capitalized internal use software 5. Total share repurchase net of option proceeds 2 HIGH FREE CASH FLOW CONVERSION (NON-GAAP) 1 $0.2B $1.5B $1.9B Dividends & Share Buy Backs5 Client Platform Spend3 & CapEx4 Targeted M&A $0.5B $1.2B $0.8B FY18-FY20 Select Uses of Cash Our capital-light business generates strong free cash flow supporting our balanced capital allocation strategy…

25© 2021 | 4% 50%42% 3% $802M M&A SPEND1 19% PORTFOLIO IRR3 10% AVERAGE REVENUE GROWTH2 Capital Markets WealthData-Driven Fund Solutions Issuer TARGETED M&A FY18-FY20 …and allows us to make targeted acquisitions to support growth Note: Amounts may not sum due to rounding 1. For acquisitions from FY18-FY20 – Does not include $2.5 billion Q’4 FY21 acquisition of Itiviti 2. Average CAGR from Broadridge’s first full year of ownership to FY’20. Includes all of BR’s acquisitions to date 3. IRR for all acquisitions calculated using Broadridge’s three-year average EBITDA Trading Multiple (Total Enterprise Value / LTM EBITDA) of ~17.5x as of November 2020

26© 2021 | This simple financial model has produced steady and consistent earnings over time resulting in top quartile TSR growth FY14 - FY17 (CAGR) FY17 - FY20 (CAGR) Organic Recurring revenue growth1 5% 5% Recurring revenue growth 7%2 7% Adj. Operating Income Margin (bps/ year) (Non-GAAP) 532 80 Adj. Earnings per share growth (Non-GAAP) 12% 12%3 1. Average Organic Recurring revenue growth per year 2. Excluding the NACC acquisition 3. Excluding the impact of the Tax Act. As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17% 4. Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date 5. Information about the use of non-GAAP measures and a reconciliation to the closest GAAP figures may be found on slides 44-50 of this presentation Total Shareholder Return4 25% 21%

27© 2021 | Three-year Growth Objectives (CAGR) FY20 – FY23 Organic Recurring revenue growth 5-7% Recurring revenue growth 7-9% Adj. Operating Income Margin expansion (bps/year) (Non-GAAP) 50+ Adj. Earnings per Share Growth (Non-GAAP) 8-12% We set new three-year growth objectives for FY20 – FY23 at Investor Day 2020. This financial model, with consistent earnings, is a winning formula for top quartile TSR Note: Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 44-50

28© 2021 | Itiviti is expected to be accretive to Broadridge’s top and bottom-line growth and generate a double-digit IRR . . . Broadridge Itiviti Change Improved Recurring Revenue Mix1 65% 100% +200 bps Organic Recurring Revenue Growth2 5-7% 8-10% +20 bps Adjusted Operating Income Margin1,3 18% +30% +50 bps 1. Broadridge Fiscal Year 2020 2. Broadridge FY20-FY23 Growth CAGR Objective 3. Non-GAAP. Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 44-50

29© 2021 | Itiviti is on track to close in May and is expected to deliver significant near- and long-term benefits FY’21 FY’22 FY20 - FY23 Investor Day CAGR Objectives Recurring Revenue Growth Contribution 1 pt ~8 pts 2.5-3.0 pts Adjusted EPS1 Growth Contribution ~(1 pt) 2-3 pts 2 pts 1. Non-GAAP measure. Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 44-50

30© 2021 | FY’21 Guidance Updates / Changes Recurring revenue growth 8-10% Raised from higher end of 3-6% Total revenue growth 8-10% Raised from higher end of 1-4% Adj. Operating Income Margin (Non-GAAP) ~18% No change Adj. Earnings per Share Growth (Non-GAAP) 11-13% Raised from higher end of 6-10% Closed sales $190-235M No change Full-year guidance for fiscal year 2021 as of May 4, 2021

31© 2021 | Third Quarter Fiscal 2021 Results

32© 2021 | Summary financial performance $ in millions, except per share data THIRD QUARTER SUMMARY FINANCIAL RESULTS 2021 2020 Inc./(Dec.) Recurring revenues $900 $835 8% Total revenues 1,390 1,250 11% Operating income 239 226 6% Adjusted Operating income (Non-GAAP) 284 262 8% Adjusted Operating income margin (Non-GAAP) 20.4% 21.0% (60bps) Diluted earnings per share $1.40 $1.43 (2%) Adjusted earnings Per share (Non-GAAP) $1.76 $1.67 5% Closed sales – Year to Date $124 $127 (2%)

33© 2021 | Recurring revenue increased 8% in third quarter 2021 RECURRING REVENUE GROWTH 6% 6% 10% FY'18 FY'19 FY'20 FY'21 8 - 10% Guidance $835 $900 Q3'20 Q3'21 +8% $ in millions

34© 2021 | Regulatory Customer Comms. Data-Driven Fund Solutions Issuer Note: Amounts may not sum due to rounding $164 $163 $35 $44 $89 $90 Q3'20 Q3'21 $529 $586 +11% $ in millions $136 $146 $169 $167 Q3'20 Q3'21 $305 $314 Capital Markets Wealth & Investment Management +3% +28% (1%) +1% +20% (1%) +7% ICS RECURRING REVENUES GTO RECURRING REVENUES YoY Growth YoY Growth Third quarter 2021 segment recurring revenues $241 $290

35© 2021 | Key volume drivers: position and trade volume growth 7% 11% 7% 11% 16% 24% 20% 1% 6% 0% 2% 6% 5% 7% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Equity MF/ETF EQUITY & MUTUAL FUND/ETF POSITION GROWTH TOTAL INTERNAL TRADE VOLUME GROWTH (1)% (11)% 26% 22% 12% 24% 12%

36© 2021 | $576M $1,211M $623 $835 $900 Q3'20 Recurring Revenue Closed Sales Client Losses Internal Growth Acquisitions Q3'21 Recurring Revenue Third quarter 2021 Recurring revenue growth drivers THIRD QUARTER 2021 RECURRING REVENUES GREW 8% TO $900M Note: Amounts may not sum due to rounding. +6 pts (2) pts +3 pts +0 pts 8% $ in millions Pts contribution to growth ICS $529M 6 pts (1) pt 5 pts 1 pt $586M GTO $305M 5 pts (2) pts (1) pt 0 pts $314M 7% ORGANIC GROWTH

37© 2021 | Third quarter 2021 total revenue growth drivers $68 $51 $40 $31 $39 $68 $46 $45 $74 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 EVENT-DRIVEN REVENUE $52M FY14-FY20 AVERAGE1 $ in millions Pts contribution to growth $1,250 $1,390 Q3'20 Total Revenue Recurring Event-Driven Distribution FX Q3'21 Total Revenue +5 pts +3 pts +3 pts 0 pts 11% 1. Average event-driven revenue per quarter FY’14 – FY’20.

38© 2021 | Adjusted Operating Income Margin and Operating Income Margin 15.9% 17.1% 17.5% FY'18 FY'19 FY'20 FY'21 21.0% 20.4% Q3'20 Q3'21 ~18% Guidance +80bps +120bps +40bps 13.8% 15.0% 13.8% 18.1% 17.2% Adjusted Operating Income Margin (Non-GAAP) OPERATING INCOME MARGIN (GAAP)

39© 2021 | Closed Sales remain on track with fiscal year 2021 guidance CLOSED SALES PERFORMANCE $215 $233 $239 FY'18 FY'19 FY'20 FY'21 CLOSED SALES TO DATE $127 $124 Q3'20 Q3'21 $190- $235 $ in millions Guidance

40© 2021 | Capital allocation $71 $0 $205 CapEx and Software M&A Client Platform Spend $2.5B acquisition of Itiviti 4. Capital returns to shareholder per share through Annual Dividend and total share repurchase net of option proceeds $391 $578 $269 FY18 FY19 FY20 1 1. Net cash spent on new client conversions, including development of platform capabilities 2. Acquisition of Itiviti Holdings AB is expected to close in the fourth quarter of fiscal year 2021 3. Includes Software Purchases and capitalized internal use software. 3 $1.46 $1.94 $2.16 $1.62 $1.73 11% 33% 11% 11% 6% SELECT USES OF CASH NINE MONTHS 2021 TOTAL CAPITAL RETURNS4 FY18 – FY21 YTD DIVIDENDS PER SHARE $203 $162 9M'20 9M'21 $ in millions, except per share data, or as indicated in billions Target Leverage: 2.5x 2

41© 2021 | Appendix

42© 2021 | Confidential and Proprietary | Supplemental revenue reporting detail (Unaudited) In the second quarter of fiscal year 2021, the Company recast its disaggregated revenue by product line disclosures to reflect internal realignment of the Company’s revenue reporting. Prior period amounts have been recast to confirm to the current period presentation. 2020 2021 % Dollars in millions Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Growth Investor Communication Solutions ("ICS") Regulatory $120 $130 $241 $300 $792 $136 $147 $290 20% Data-driven fund solutions 79 82 89 90 339 82 89 90 1% Issuer 15 18 35 89 157 18 21 44 28% Customer communications 135 137 164 137 573 139 137 163 (1)% Total ICS recurring fee revenues $349 $368 $529 $616 $1,862 $375 $394 $586 11% Equity and other $18 $15 $22 $25 $80 $18 $21 $40 83% Mutual Funds $23 $16 $17 $43 $98 $27 $24 $33 96% Total Event-driven fee revenues $40 $31 $39 $68 $178 $46 $45 $74 89% Distribution $313 $317 $412 $409 $1,451 $332 $345 $449 9% Total ICS Revenues $703 $716 $980 $1,093 $3,491 $753 $784 $1,109 13% Global Technology and Operations (“GTO”) Capital Markets $148 $162 $169 $171 $650 $165 $168 $167 (1)% Wealth and investment management 126 119 136 143 524 131 135 146 7% Total GTO recurring fee revenues $274 $281 $305 $314 $1,174 $296 $302 $314 3% Foreign Currency Exchange (28) (28) (36) (45) (136) (32) (31) (33) (8)% Total Revenues $949 $969 $1,250 $1,362 $4,529 $1,017 $1,055 $1,390 11% Revenues by type Recurring fee revenues $623 $648 $835 $930 $3,036 $671 $696 $900 8% Event-driven fee revenues 40 31 39 68 178 46 45 74 89% Distribution revenues 313 317 412 409 1451 332 345 449 9% Foreign currency exchange (28) (28) (36) (45) (136) (32) (31) (33) (8)% Total Revenues $949 $969 $1,250 $1,362 $4,529 $1,017 $1,055 $1,390 11%

43© 2021 | Non-GAAP measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. For purposes of discussing the projected impact of the Itiviti Acquisition, certain forecasted results are included. A reconciliation of Non-GAAP forward-looking information to the corresponding GAAP measures cannot be provided without unreasonable efforts due to the inherent difficulty in quantifying certain amounts due to a variety of factors, including the unpredictability in the movement in foreign currency rates, Broadridge’s effective tax rate as well as expenses related to the acquisition. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gain, (vi) Software Charge, (vii) the Gain on Sale of a Joint Venture Investment, (viii) the Gain on Sale of Securities, (ix) and (vii) Loss on Acquisition-Related Financial Instrument and (x) The U.S. Tax Cuts and Jobs Act (“Tax Act”) items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to an information technology agreement for private cloud services by and between the Company and International Business Machines Corporation (the “IBM Private Cloud Agreement”). Real Estate Realignment and Covid-19 Related Expenses represent costs associated with the Company’s real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as certain expenses associated with the Covid-19 pandemic. The Covid-19 Related Expenses are direct expenses incurred by the Company to protect the health and safety of Broadridge associates, including the cost of personal protective equipment, enhanced cleaning measures in our facilities and other safety related expenses. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. The Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. Loss on Acquisition-Related Financial Instrument represents a non-operating loss on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti Acquisition.

44© 2021 | Non-GAAP measures Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, the Software Charge, Gain on Sale of a Joint Venture Investment, Gain on Sale of Securities, and the Loss on Acquisition-Related Financial Instrument and Tax Act items from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

45© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.7 million and $14.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2021, respectively, and $1.9 million and $9.9 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2020, respectively. The tax impact of adjustments also excludes approximately $8.5 million of Acquisition and Integration Costs for the three and nine months ended March 31, 2021, which are not tax- deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. 3 Months Ended Mar. 31 9 Months Ended Mar. 31 Dollars in millions 2021 2020 2021 2020 Operating Income (GAAP) $239.2 $226.3 $397.3 $326.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 31.9 32.5 96.8 90.9 Acquisition and Integration Costs 9.2 3.0 11.6 9.0 IBM Private Cloud Charges — 0.2 — 33.6 Real Estate Realignment and Covid-19 Related Expenses 3.3 — 41.1 — Software Charge — — 6.0 — Adjustments Operating Income (GAAP): $283.6 $262.1 $552.7 $459.6 Operating Income GAAP Margin 17.2% 18.1% 11.5% 10.3% Adjusted Operating Income Margin (Non-GAAP) 20.4% 21.0% 16.0% 14.5% 3 Months Ended Mar. 31 9 Months Ended Mar. 31 Dollars in millions 2021 2020 2021 2020 Net Earnings (GAAP) $165.0 $166.8 $287.1 $232.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 31.9 32.5 96.8 90.9 Acquisition and Integration Costs 9.2 3.0 11.6 9.0 IBM Private Cloud Charges — 0.2 — 33.6 Real Estate Realignment and Covid-19 Related Expenses 3.3 — 41.1 — Investment Gain — — (8.7) — Software Charge — — 6.0 — Loss on Acquisition-Related Financial Impact 9.6 — 9.6 — Subtotal of adjustments 54.0 35.8 156.3 133.5 Taxable impact of adjustments (a) (10.9) (7.6) (35.0) (29.0) Adjusted Net Earnings (Non-GAAP) $208.1 $195.0 $408.4 $337.3

46© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $1.7 million and $14.6 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2021, respectively, and $1.9 million and $9.9 million of excess tax benefits associated with stock-based compensation for the three and nine months ended March 31, 2020, respectively. The tax impact of adjustments also excludes approximately $8.5 million of Acquisition and Integration Costs for the three and nine months ended March 31, 2021, which are not tax- deductible. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding. 3 Months Ended Mar. 31 9 Months Ended Mar. 31 Dollars in millions, except per share amounts 2021 2020 2021 2020 Diluted earnings per share (GAAP) $1.40 $1.43 $2.44 $1.99 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.27 0.28 0.82 0.78 Acquisition and Integration Costs 0.08 0.03 0.10 0.08 IBM Private Cloud Charges — — — 0.29 Real Estate Realignment and Covid-19 Related Expenses 0.03 — 0.35 — Investment Gain — — (0.07) — Software Charge — — 0.05 — Loss on Acquisition-Related Financial Instrument 0.08 — 0.08 — Subtotal of adjustments 0.46 0.31 1.33 1.14 Taxable impact of adjustments (a) (0.09) (0.07) (0.30) (0.25) Adjusted earnings per share (Non-GAAP) $1.76 $1.67 $3.47 $2.88 9 Months Ended Mar. 31 Dollars in millions, except per share amounts 2021 2020 Net cash flows provided by operating activities (GAAP) $189.5 $155.6 Capital expenditures and Software purchases and capitalized internal use software (71.2) (73.5) Proceeds from asset sales 18.0 — Free cash flow (Non-GAAP) $136.3 $82.2

47© 2021 | Confidential and Proprietary | Reconciliation of GAAP to Non-GAAP measures (Unaudited) Note: Amounts may not sum due to rounding. Year ended June 30, Dollars in millions 2020 2019 2018 2017 Operating income (GAAP) $624.9 $652.7 $598.1 $534.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 122.9 87.4 81.4 72.6 Acquisition and Integration Costs 12.5 6.4 8.8 19.1 IBM Private Cloud Charges 32.0 — — — Real Estate Realignment and Covid-19 Related Expenses 2.4 — — — Adjusted operating income (Non-GAAP) $794.8 $746.5 $688.2 $625.7 Operating income margin (GAAP) 13.8% 15.0% 13.8% 12.9% Adjusted Operating income margin (Non-GAAP) 17.5% 17.1% 15.9% 15.1%

48© 2021 | Reconciliation of GAAP to Non-GAAP Measures FISCAL YEAR Dollars in millions, except per share amounts 2020 2019 2018 2017 Diluted earning per share (GAAP) $3.95 $4.06 $3.56 $2.70 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 1.05 0.74 0.68 0.60 Acquisition and Integration Costs 0.11 0.05 0.07 0.16 IBM Private Cloud Charges 0.27 - - - Covid-19 Related Expenses 0.02 - - - Gain on Sale of a Joint Venture Investment (0.06) - - - Gain on Sale of Securities - - (0.05) - Taxable adjustments 1.40 0.79 0.70 0.76 Tax Act items - - 0.13 - MAL investment gain - - - (0.08) Tax impact of adjustments (a) (0.32) (0.19) (0.20) (0.26) Adjusted earnings per share (Non-GAAP) $5.03 $4.66 $4.19 $3.13 (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2020, 2019, and 2018, respectively, as well as the net $15.4 million charges associated with the Tax Act for the fiscal year ended June 30, 2018. In addition, for the fiscal year ended June 30, 2017, calculated using the GAAP effective tax rate as adjusted to exclude $9.3 million of MAL investment gain. For purposes of calculating Adjusted earnings per share, the same adjustments were made on a per share basis. Note: Amounts may not sum due to rounding.

49© 2021 | Reconciliation of GAAP to Non-GAAP measures (Unaudited - dollars in millions, except per share amounts) Fiscal Years Ended June 30, 2017 2016 2015 2014 Operating income (GAAP) $ 531.6 $ 500.3 $ 466.9 $ 418.2 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 19.1 5.0 5.0 2.1 Adjusted Operating income (Non-GAAP) $ 623.3 $ 537.1 $ 497.2 $ 442.9 Operating income margin (GAAP) 12.8% 17.3% 17.3% 16.3% Adjusted Operating income margin (Non-GAAP) 15.0% 18.5% 18.5% 17.3% Fiscal Years Ended June 30, 2017 2016 2015 2014 Net earnings (GAAP) $ 326.8 $ 307.5 $ 287.1 $ 263.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 19.1 5.0 5.0 2.1 MAL investment gain (9.3) — — — Tax impact of adjustments (30.9) (12.7) (10.5) (8.7) Adjusted Net earnings (Non-GAAP) $ 378.3 $ 331.7 $ 306.9 $ 279.0 Fiscal Years Ended June 30, 2017 2016 2015 2014 Diluted earnings per share (GAAP) $ 2.70 $ 2.53 $ 2.32 $ 2.12 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.60 0.26 0.20 0.18 Acquisition and Integration Costs 0.16 0.04 0.04 0.02 MAL investment gain (0.08) — — — Tax impact of adjustments (0.26) (0.10) (0.08) (0.07) Adjusted earnings per share (Non-GAAP) $ 3.13 $ 2.73 $ 2.47 $ 2.25 Fiscal Years Ended June 30, 2017 2016 2015 2014 Net cash flows provided by operating activities (GAAP) $ 515.9 $ 437.7 $ 431.4 $ 387.7 Capital expenditures and Software purchases and capitalized internal use software (113.7) (75.5) (66.0) (53.4) Free cash flow (Non-GAAP) $ 402.2 $ 362.2 $ 365.4 $ 334.3 Note: Amounts may not sum due to rounding.

50© 2021 | Reconciliation of GAAP to Non-GAAP measures FISCAL YEAR Dollars in millions 2020 2019 2018 2017 2016 2015 2014 Net cash flows provided by operating activities (GAAP) $598.2 $617.0 $693.6 $515.9 $437.7 $431.4 $387.7 Capital expenditures and Software purchases and capitalized internal use software (98.7) (72.6) (97.9) (113.7) (75.5) (66.0) (53.4) Free cash flow (Non-GAAP) $499.5 $544.4 $595.7 $402.2 $362.2 $365.4 $334.3 (Unaudited) Note: Amounts may not sum due to rounding.

51© 2021 | W. Edings Thibault Tel: 516-472-5129 Email: Edings.Thibault@Broadridge.com Broadridge Investor Relations Contact